MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

INDEX FRONTIER 5 PRO ANNUITY

UPDATING SUMMARY PROSPECTUS

MAY 1, 2026

This updating summary prospectus provides updated information about the Index Frontier 5 Pro Annuity, an individual index-linked modified single premium deferred annuity.

The prospectus contains more information about the Index Frontier 5 Pro Annuity, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at www.massmutualascend.com/RILAcompliancedocuments/Index-Frontier-5-Pro. You can also obtain this information at no cost by calling 1-800-789-6771 or by sending an email request to RILAprocessing@mmascend.com.

Additional information about certain investment products, including registered index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SPECIAL TERMS

In the prospectus, the following capitalized terms have the meanings set out below.

ACCOUNT VALUE. The sum of the values of each Indexed Strategy, plus the value of the Purchase Payment Account, if any.

ANNUITY PAYOUT BENEFIT. A series of periodic payments made under a Payout Option. The terms and conditions are described in the Annuity Payout Benefit section of the prospectus.

ANNUITY PAYOUT INITIATION DATE. The first day of the first payment interval for which payment of an Annuity Payout Benefit is to be made.

BUFFER. The portion of a negative Index Change for a Term that is disregarded when determining a Vested Loss for a Buffer Strategy. The Buffer varies depending on the day of the Term. Once the final Market Day of the Term has been reached, the Buffer is 10%. Before the final Market Day, the Buffer is equal to: 10% x ((365 – N) / 365), where N is equal to the number of days remaining until the final Market Day of the Term.

CONTRACT. The legally binding agreement between you and MassMutual Ascend Life, including applicable endorsements and riders.

CONTRACT ANNIVERSARY. The date in each year that is the annual anniversary of the Contract Effective Date. That date is set out in your Contract Specifications.

CONTRACT EFFECTIVE DATE. The date as of which the initial Purchase Payment is applied to the Contract. That date is set out in your Contract Specifications.

CONTRACT SPECIFICATIONS. The section of your Contract that contains details unique to your Contract.

CONTRACT YEAR. A 12-month period that starts on the Contract Effective Date or on a Contract Anniversary.

DAILY CHARGE. The charge for maintaining your Contract. It is a daily rate that compounds at 0.50% per year. It is calculated daily as a percentage of, and is subtracted from, the then remaining investment base of each Indexed Strategy.

DEATH BENEFIT. An amount that becomes payable if you die before the Annuity Payout Initiation Date and before the date that the Contract is Surrendered. The terms and conditions are described in the Death Benefit section of the prospectus.

EARLY WITHDRAWAL CHARGE. A charge deducted from the Account Value of your Contract if, during the first seven Contract Years, you Surrender your Contract or you take a withdrawal (including systematic withdrawals and required minimum distributions) in excess of the Free Withdrawal Allowance. The Early Withdrawal Charge does not apply to a withdrawal that qualifies for the Free Withdrawal Allowance or the amount, if any, that qualifies for another waiver. The Early Withdrawal Charge does not apply to an Annuity Payout Benefit or Death Benefit.

FREE WITHDRAWAL ALLOWANCE. The total amount that may be taken as a withdrawal or Surrendered during a Contract Year without an Early Withdrawal Charge that would otherwise apply. This amount is described in the Free Withdrawal Allowance section of the prospectus. Like any other withdrawal, an amount withdrawn that is covered by the Free Withdrawal Allowance will reduce the value of an Indexed Strategy on a dollar-for dollar basis, and will proportionally reduce the Investment Base of a Strategy.

INDEX. A stock market index or an exchange-traded fund.

INDEX CHANGE. The increase or decrease, if any, in the applicable Index Value over a Term of an Indexed Strategy.

INDEX VALUE. For Indexed Strategies that use the S&P 500 Index, the Index Value is the closing value of the Index. For Indexed Strategies that use the iShares U.S. Real Estate ETF, or the iShares MSCI EAFE ETF, the Index Value is the fund’s closing share price on the NYSE Arca.

INDEXED STRATEGY. A specified method by which gain or loss is calculated for a Term. Each Indexed Strategy provides a return based, in part, on changes in an Index Value. The Indexed Strategies that are currently available are set out on in “Appendix A: Investment Options Available Under the Contract.”

INVESTMENT BASE. The amount applied to an Indexed Strategy at the start of a current Term. The Investment Base is reduced daily by an amount equal to the Daily Charge. A withdrawal and any related Early Withdrawal Charge reduces the Investment Base proportionally to the reduction in the value of that Indexed Strategy due to the withdrawal or charge. For example, if a withdrawal reduces the value of an Indexed Strategy by 15%, then it will reduce the Investment Base of that Strategy by 15%.

MARKET DAY. Each day that all markets that are used to measure available Indexed Strategies are open for regular trading.

MASSMUTUAL ASCEND LIFE (“WE,” “US,” “OUR,” “MMALIC”). MassMutual Ascend Life Insurance Company.

MAXIMUM GAIN. The largest positive Index Change for a Term that is taken into account to determine the Vested Gain for a given Indexed Strategy. We set the Maximum Gain for each Term of an Indexed Strategy before the first day of that Term. For a given Term, we may set a different Maximum Gain for amounts attributable to Purchase Payments received on different dates. The Maximum Gain can also be called a “Cap”. Daily Charges are not taken into account when calculating Maximum Gains.

MAXIMUM LOSS. The most negative Index Change for a Term that is taken into account to determine a Vested Loss for a given Conserve Strategy or Growth Strategy. The Maximum Loss for a Growth Strategy is a loss of 10% and will apply to all Terms of that Growth Strategy. The Maximum Loss for a Conserve Strategy is 0% and will apply to all Terms of that Conserve Strategy. The Maximum Loss can also be called a “Floor”. Daily Charges are not taken into account when calculating Maximum Losses.

PAYOUT OPTION. The form in which an Annuity Payout Benefit or Death Benefit may be paid. Standard options are described in the Payout Options section of the prospectus.

PURCHASE PAYMENT. An amount received by us for the Contract. This amount is after the deduction of any fee charged by the person remitting payment and any taxes withheld from the payment.

PURCHASE PAYMENT ACCOUNT. An account where a Purchase Payment is held from the date it is applied to the Contract until the first Strategy Application Date on or after that date.

REQUEST IN GOOD ORDER. Information provided or a request made that is:

•	complete and satisfactory to us;

•	sent to us on our form or in a manner satisfactory to us, which may, at our discretion, be by telephone or electronic means; and

•	received at our administrative office.

Information provided or a request made is complete and satisfactory when we have received: (1) all the information and legal documentation that we require to process the information or the request; and (2) instructions that are sufficiently clear that we do not need to exercise any discretion to process the information or the request. If you have any questions, you should contact us or your registered representative before submitting your request.

STRATEGY APPLICATION DATE. The 6th and 20th days of each month.

SURRENDER. The termination of your Contract in exchange for its Surrender Value.

SURRENDER VALUE. The Account Value minus the Early Withdrawal Charge that would apply on a Surrender of the Contract.

TAX-QUALIFIED CONTRACT. An annuity contract that is intended to qualify for special tax treatment for retirement savings. If your Contract is a Tax-Qualified Contract, the cover page of your Contract includes information about its tax qualification. If your Contract is not a Tax-Qualified Contract, the cover page of your Contract will identify it as a “Nonqualified Annuity.”

TERM. The period for which Contract values are allocated to a given Indexed Strategy, and over which gain or loss is calculated. Each Term is one year long, and will start and end on a Strategy Application Date. A new Term will start on the date that the preceding Term ends.

VESTED GAIN. The portion of any positive Index Change for the Term of an Indexed Strategy that is taken into account when determining the value of that Indexed Strategy. For any day of a Term, the Vested Gain is equal to: (1) any positive Index Change for the Term, but not exceeding the Maximum Gain set for that Term; multiplied by (2) the applicable Vesting Factor for that day; and then multiplied by (3) the remaining Investment Base for that Term. Daily Charges are applied prior to calculating Vested Gains.

VESTED LOSS. The portion of any negative Index Change for the Term of an Indexed Strategy that is taken into account when determining the value of that Indexed Strategy. For any day of a Term, the Vested Loss is equal to: (1) any negative Index Change for the Term, after taking into account either the Maximum Loss for each Term of that Indexed Strategy or the Buffer; multiplied by (2) the remaining Investment Base for that Term. Daily Charges are applied prior to calculating Vested Losses.

VESTING FACTOR. A factor used to determine a Vested Gain and Loss. Vesting Factors are described in the Vested Gains and Losses section of the prospectus.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract. Please see the prospectus available on www.massmutualascend.com/RILAcompliancedocuments/Index-Frontier-5-Pro for more information.

There have been no changes to the Contract to report in this section since the date of the last prospectus

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES, EXPENSES AND ADJUSTMENTS	Location in Prospectus

Are There Charges or Adjustments for Early Withdrawals?

Yes.

Early Withdrawal Charge. If you withdraw money from or Surrender your Contract within the first 5 Contract Years, you may be assessed an Early Withdrawal Charge of up to 8% of the amount withdrawn or Surrendered. For example, if you make a withdrawal from or Surrender your Contract within the first 5 Contract Years, you could pay an Early Withdrawal Charge of up to $8,000 on a Contract with an Account Value of $100,000. This loss will be greater if there is a Vested Loss, you also have to pay taxes and, if before age 59 1/2, you are subject to a penalty tax.

Contract Adjustment for Vested Gain and Loss. If before the end of a Term you take a withdrawal from an Indexed Strategy, Surrender or annuitize your Contract, or a Death Benefit becomes payable, you will be subject to an adjustment that locks in the Vested Gain or Loss. Any gain credited to the Strategy to be less than the Maximum Gain for the Strategy and the corresponding positive gain in the Index, and in the event of a Vested Loss, you will not receive the full protection of the Buffer applicable to a Buffer Strategy. This loss will be greater if you also have to pay an Early Withdrawal Charge, taxes and, if before age 59 1⁄2, you are subject to a penalty tax. In extreme circumstances, because the Buffer is prorated over the Term, a Buffer strategy could have practically no value near the start of a Term due to the Vested Loss, meaning that you could lose nearly 100% of your principal and prior earnings in that Strategy if, near the start of the Term, you were to take a withdrawal, Surrender or annuitize your Contract, or a Death Benefit becomes payable. For example, if you allocate $100,000 to a Buffer Strategy with a 1-year Term and Surrender the Contract near the start of the Term, you could lose nearly all of your $100,000 investment.

FEE TABLE CHARGES AND ADJUSTMENTS VESTED GAINS AND LOSSES PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Are There Transaction Charges?	Yes. In addition to Early Withdrawal Fees and adjustments for Vested Gain and Loss, we reserve the right to charge up to $30 annually if you elect to receive Automated Withdrawals. We do not currently charge for Automated Withdrawals.	FEE TABLE CHARGES AND ADJUSTMENTS

Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you will pay each year during the Accumulation Phase of your Contract. Please refer to your Contract Specifications for information about the specific fees you will pay each year.

There is also an implicit ongoing fee on Indexed Strategies to the extent that your participation in Index gains is limited by the Company through the Maximum Gain set for an Indexed Strategy. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

There is also an implicit ongoing fee on Indexed Strategies to the extent that Vested Gain before the end of a Term is less than 100% of any positive Index Change (limited by the Maximum Gain). This means that before the end of the Term your returns will be lower than any positive Index returns. In return for accepting this Vesting Factor, you receive some benefit from positive Index Change before the end of the Term.

These implicit ongoing fees are not reflected in the table below.

INDEXED STRATEGIES APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

FEES, EXPENSES AND ADJUSTMENTS	Location in Prospectus

Annual Fee	Minimum	Maximum
Daily Charge Rate (1)	0.50%	0.50%

(1)	As a percentage of the remaining Investment Base of each Indexed Strategy.

To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Early Withdrawal Charges and potential Contract adjustments for Vested Gain or Loss that could substantially increase costs.

Lowest Annual Cost: $525	Highest Annual Cost: $525
Assumes • Investment of $100,000 • 5% annual appreciation • 0.50% Daily Charge • No additional Purchase Payments, transfers or withdrawals	Assumes • Investment of $100,000 • 5% annual appreciation • 0.50% Daily Charge • No additional Purchase Payments, transfers or withdrawals

	RISKS	Location in Prospectus

Is There a Risk of Loss from Poor Performance?

Yes. You can lose money by investing in the Contract including loss of principal and previous earnings.

Under the Indexed Strategies, the maximum amount of loss you may experience due to negative Index performance at the end of a Term would be: 90% loss for a 10% Buffer Strategy; 10% loss for a 10% Maximum Loss Strategy; or 0% loss for a 0% Maximum Loss Strategy. Because the 10% Buffer is prorated over the Term, before the end of the Term the risk of loss is greater than 90% for a 10% Buffer Strategy, and is nearly 100% at the start of the Term. We may discontinue offering Indexed Strategies with a Buffer or Maximum Loss, but we will always offer at least one Conserve/0% Floor Strategy.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Is this a Short-Term Investment?

No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•

Amounts withdrawn from the Contract may result in Early Withdrawal Charges and taxes and, if before age 59 1⁄2, may be subject to a penalty tax.

•

Amounts removed from an Indexed Strategy before the end of a Term before will be subject to an adjustment that locks in the existing Vested Gain or Loss. Due to the Vesting Factors that we use to calculate Vested Gains, increase in the value of an Indexed Strategy before the final Market Day of a Term will be less than the corresponding positive Index Change. Because the Buffer in a Buffer Strategy is prorated daily, in the event of a Vested Loss, you will not receive the full protection of the Buffer and when amounts are removed from an Indexed Strategy, such losses would be higher earlier in the Term when a lower percentage of the prorated Buffer is applicable. In extreme circumstances a Buffer strategy could have practically no value near the start of a Term due to the Vested Loss, meaning that you could lose nearly 100% of your principal and prior earnings in that Strategy if, near the start of the Term, you were to take a withdrawal, Surrender or annuitize your Contract, or a Death Benefit becomes payable.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT CHARGES AND ADJUSTMENTS STRATEGY RENEWAL AND REALLOCATIONS AT TERM END

	RISKS	Location in Prospectus

•

Withdrawals from an Indexed Strategy before the end of a Term will proportionally reduce the Investment Base for the Indexed Strategy and this proportional reduction could be larger than the dollar amount of the withdrawal.

•

At the end of a Term, ending values of the Strategies for that Term will be reallocated according to your instructions. If you do not send us a reallocation request, your current allocations will automatically continue in the new Term as long as the same Indexed Strategies are available. If an amount cannot be applied to a new Term of that same Indexed Strategy because the Strategy will not be available or because the amount is under the minimum or over the maximum for that Strategy, we will reallocate that amount to another Indexed Strategy as described in the Strategy Renewal and Reallocations at Term End section of the prospectus.

What Are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Indexed Strategies available under the Contract. Each Indexed Strategy will have its own unique risks. You should review the Indexed Strategies before making an investment decision.

The Maximum Gain will limit positive Index returns (e.g., limited upside). You may earn less than the Index returns with the Maximum Gain.

•

The gain for a Term of an Indexed Strategy is limited to the Maximum Gain. For example, if the Index return over the Term is 16% and the Maximum Gain for the Strategy is 10%, the gain for the Term is limited to 10%.

The Maximum Loss or Buffer will limit negative Index returns (e.g., limited protection in the case of market decline).

•

The loss for a Term of an Indexed Strategy with a Maximum Loss is limited to the Maximum Loss percentage. For example, if the Index return over the Term is -18% and the Maximum Loss is 10%, the loss for the Term is limited to 10% (the maximum loss).

•

The loss for a Term of an Indexed Strategy with a Buffer is limited to the portion of the loss which exceeds the Buffer. For example, if the Index return over the Term is -18% and the Buffer is 10%, the loss for the Term is limited to 8% (the amount that exceeds the Buffer). If a withdrawal is taken from a Buffer Strategy before the end of the Term, the Buffer is prorated. For example, if the Buffer is 10% and a withdrawal is taken 90 days into the 1-year Term, the Buffer is 10% x (90/365) = 2.46%.

Each Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index. This will reduce the Index return for those Indexes and will cause their Index returns to underperform a direct investment in the securities composing the Index.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT INDEXED STRATEGIES

What Are the Risks Related to the Insurance Company?	An investment in the Contract is subject to the risks related to the Company. Any obligations (including obligations under the Indexed Strategies), guarantees, or benefits are subject to the claims paying ability of the Company. Additional information about the Company, including its financial strength ratings, is available upon request by calling 1-800-789-6771.	PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

	RESTRICTIONS	Location in Prospectus

Are There Limits on the Investment Options?

Yes.

Purchase Payments.

•

Additional Purchase Payments after the Initial Purchase Payment were only permitted during the Purchase Payment period, which ended two months after the Contract Effective Date. The Purchase Payment period for your Contract has closed, and no additional Purchase Payments are permitted.

Transfers and Reallocations.

•

You cannot reallocate your value among Indexed Strategies during a Term.

Our right to change the Indexed Strategies or Indexes.

•

At the end of a Term, we may stop offering any Indexed Strategy at our discretion. We may limit the availability of a Strategy for a Term that would extend beyond the Annuity Payout Initiation Date. All Strategies may not be available in all states. We will always offer at least one Conserve /0% Floor Strategy.

•

For each future Term, we may modify the Maximum Gain for any Indexed Strategy. The Maximum Gain for a new Term of an Indexed Strategy may be lower than its Maximum Gain for the current Term and may be as low as 1%. You risk the possibility that the Maximum Gain for a new Term may be lower than you would find acceptable.

•

Currently, there are no limitations on the amounts that may be applied to an Indexed Strategy. For future Terms, we may impose minimum or maximum allocations on a given Indexed Strategy.

•

We have the right to replace an Index if it is discontinued or we are no longer able to use it, its calculation changes substantially, or we determine that hedging instruments are difficult to acquire or the cost of hedging becomes excessive. We may do so at the end of a Term or during a Term. If we replace an Index during a Term, we will calculate Vested Gains and Losses using the old Index up until the replacement date. After the replacement date, we will calculate Vested Gains and Losses using the new Index. The performance of the new Index may not be as good as the performance of the old Index. As a result, funds allocated to an Indexed Strategy may earn a return that is lower than the return they would have earned if there had been no replacement.

•

The practical availability of investment options may vary depending on the broker-dealer through which the Contract was sold.

PURCHASING THE CONTRACT INITIAL STRATEGY SELECTIONS STRATEGY RENEWAL AND REALLOCATIONS AT TERM END INDEX REPLACEMENT APPENDIX E: FINANCIAL INTERMEDIARY VARIATIONS

Are There Restrictions on Contract Benefits?

Yes.

•

A withdrawal must be at least $500 and cannot reduce the Account Value to less than the Minimum Required Value set out in the Contract Specifications section of your Contract.

•

An annuitization cannot occur before the first Contract Anniversary. An annuitization for a fixed period cannot be for less than the Minimum Fixed Period Payout set out in the Contract Specifications section of your Contract. Payment amounts under any option must be at least $50 or such higher amount as we may set from time to time.

CASH BENEFIT ANNUITY PAYOUT BENEFIT DEATH BENEFIT

	RESTRICTIONS	Location in Prospectus

•

A withdrawal will reduce the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit. In addition, a withdrawal will proportionally reduce the Purchase Payment base used to determine the minimum Death Benefit and this proportional reduction could be larger than the dollar amount of the withdrawal.

	TAXES	Location in Prospectus

What Are the Contract’s Tax Implications?	You should consult with a tax professional to determine the tax implications of an investment in and Purchase Payments received under the Contract. There is no additional tax benefit to you if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Generally, withdrawals will be subject to ordinary income tax, and if before age 59 1⁄2, may be subject to a penalty tax.	FEDERAL TAX CONSIDERATIONS

	CONFLICTS OF INTEREST	Location in Prospectus

How Are Investment Professionals Compensated?	Although the Contracts are no longer offered for new sales, some investment professionals that sold the Contracts may still receive compensation for selling the Contract to you. The compensation is typically paid as a commission calculated as a percentage of the Purchase Payments received for a Contract. These investment professionals may have a financial incentive to offer or recommend the Contract over another investment.	DISTRIBUTION OF THE CONTRACTS

Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.	DISTRIBUTION OF THE CONTRACTS

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Indexed Strategies currently available under the Contract. We may change the features of the Indexed Strategies listed below (including the Index and the current limits on Index gains and losses) and terminate existing Indexed Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.massmutualascend.com/index-frontier-5-pro. For additional information about the features of the Indexed Strategies, please see the “Indexed Strategies” section in the prospectus. The practical availability of investment options may vary depending on the broker-dealer through which the Contract was sold. See Appendix E: Financial Intermediary Variations.

Note: If amounts are removed from an Indexed Strategy before the end of its Term, the Strategy value will be determined based on the Vested Gain and Loss to the date of the withdrawal or Surrender. This may be significantly less that the Strategy value if you held the option until the end of the Term and, in the case of a Buffer Strategy, will not receive the full protection of the Buffer. You may not be able to invest in certain Indexed Strategies, as noted below.

Index	Type of Index	Term	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Indexed Strategy)
S&P 500®	Market Index	1 Year	0% Floor	1% Cap
iShares U.S. Real Estate ETF	ETF	1 Year	0% Floor	1% Cap
iShares MSCI EAFE ETF	ETF	1 Year	0% Floor	1% Cap
S&P 500®	Market Index	1 Year	-10% Floor	1% Cap
iShares U.S. Real Estate ETF	ETF	1 Year	-10% Floor	1% Cap
iShares MSCI EAFE ETF	ETF	1 Year	-10% Floor	1% Cap
S&P 500®	Market Index	1 Year	10% Buffer	1% Cap

The S&P 500 is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

The iShares MSCI EAFE ETF deducts fees and costs when calculating Index performance. This will reduce the ETF’s return and cause the ETF to underperform a direct investment in the securities composing the ETF.

The iShares US Real Estate ETF deducts fees and costs when calculating Index performance. This will reduce the ETF’s return and cause the ETF to underperform a direct investment in the securities composing the ETF.

Possible Changes in Indexed Strategies.

At the end of a Term, we may stop offering any Indexed Strategy, but we will always offer at least one Conserve/0% Floor Indexed Strategy. Consequently, any particular Indexed Strategy listed above may not be available for future Terms. We have the right to replace the Index associated with an Indexed Strategy under certain circumstances.

For any Indexed Strategy, the Maximum Gain will vary from Term to Term, but will never be less than 1%.Indexed Strategies that may be available in the future may earn a return that is lower than the return your investments would have earned if they had been invested in the other Indexed Strategies that are currently available. In addition, any reduction in the available number of Indexed Strategies may reduce your opportunity to increase your Contract value.

This summary prospectus incorporates by reference the statutory prospectus and statement of additional information (“SAI”) for the contract, both dated May 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the statutory prospectus.

EDGAR contract identifier: C000261639